UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

SAIC, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 17, 2011.

Meeting Information
SAIC, INC.	Meeting Type:	Annual Meeting
	For holders as of:	April 18, 2011
Date: June 17, 2011 Time: 9:00 AM EDT
Location: SAIC Conference Center 1710 SAIC Drive McLean, Virginia 22102

ATTN: STOCK PROGRAMS 10260 CAMPUS POINT DRIVE M/S A-2 SAN DIEGO, CA 92121

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K
How to View Online:

Access www.proxyvote.com and enter the numeric code located in the box marked by the arrow on the following page where directed on the web site and then follow the directions for viewing the materials online.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the numeric code that is printed in the box marked by the arrow on the following page in the subject line of the e-mail.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 3, 2011 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: At the meeting, you will need to request a ballot to vote these shares. Directions to the SAIC Conference Center in McLean, Virginia are available at www.saic.com or by calling SAIC Investor Relations at 1-800-303-5471.

Vote By Internet: Access the www.proxyvote.com site and enter the numeric code located in the box marked by the arrow on the following page where directed on the web site and then follow the directions for voting.

Vote By Mail: Request a paper copy of the proxy statement (which includes the proxy and voting instruction card) as indicated above, then mark, sign and date the card and return it in the postage-paid envelope we have provided or return it to SAIC, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

Voting Items
VOTE ON DIRECTORS-The Board of Directors recommends a vote FOR each of the nominees listed below.

1.	Nominees:
	1a.	France A. Córdova
	1b.	Jere A. Drummond
	1c.	Thomas F. Frist, III
	1d.	John J. Hamre
	1e.	Walter P. Havenstein
	1f.	Miriam E. John
	1g.	Anita K. Jones
	1h.	John P. Jumper
	1i.	Harry M.J. Kraemer, Jr.
	1j.	Lawrence C. Nussdorf
	1k.	Edward J. Sanderson, Jr.
	1l.	Louis A. Simpson
	1m.	A. Thomas Young

VOTE ON PROPOSAL 2 - The Board of Directors recommends a vote FOR proposal 2.
2. Approve an amendment to our certificate of incorporation;
VOTE ON PROPOSAL 3 - The Board of Directors recommends a vote FOR proposal 3.
3. An advisory vote on executive compensation;
VOTE ON PROPOSAL 4 - The Board of Directors recommends you vote for 1 year on proposal 4:
4. An advisory vote on the frequency of future advisory votes on executive compensation; and
VOTE ON PROPOSAL 5 - The Board of Directors recommends a vote FOR proposal 5.
5. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2012.